PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—AUGUST 30, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-2

Puerto Rico Residents Tax-Free Fund VI, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Puerto Rico Residents Tax-Free Fund VI, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 17, 2024

To the Shareholders of the Puerto Rico Residents Tax-Free Fund VI, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2024 Annual Meeting”) of the Puerto Rico Residents Tax-Free Fund VI, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on October 17, 2024, at 11:00 a.m. Atlantic Standard Time (11:00 a.m. Eastern Daylight Time) for the following purposes:

1.	To elect two directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To terminate all investment advisory and management agreements between the Fund and its co-advisors (PROPOSAL 2); and

3.	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the 2024 Annual Meeting virtually. Any shareholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, August 30, 2024, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 15, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on August 30, 2024 are entitled to receive this notice and vote at the 2024 Annual Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this [●]th day of September, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

PRELIMINARY COPY SUBJECT TO COMPLETION—AUGUST 30, 2024

Puerto Rico Residents Tax-Free Fund VI, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. William Rivera and Gustavo Romanach as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Puerto Rico Residents Tax-Free Fund VI, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on October 17, 2024 at 11:00 a.m. Atlantic Standard Time (11:00 a.m. Eastern Daylight Time) or at any adjournment or postponement thereof (the “2024 Annual Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the 2024 Annual Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two nominees as members of the Fund’s Board of Directors.

Name	Expiration of Term	Class
Carlos J. Nido	2027	I
Luis M. Pellot	2027	I

2.	Shareholder proposal submitted by Ocean Capital (“Ocean Capital”)— To terminate all investment advisory and management agreements between the Fund and its co-advisors.

4.	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

__________________________________

NOTE: To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line above.

2. Shareholder proposal submitted by Ocean Capital— To terminate all investment advisory and management agreements between the Fund and its co-advisors.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, AGAINST PROPOSAL #2, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the 2024 Annual Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on October 17, 2024, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2024 Annual Meeting.

WITNESS the signature of the undersigned this ___ day of _________, _____.

_____________________________

(Name of Shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

Puerto Rico Residents Tax-Free Fund VI, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 17, 2024, AT 11:00 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Puerto Rico Residents Tax-Free Fund VI, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2024 Annual Meeting of Shareholders scheduled to be held virtually on October 17, 2024 at 11:00 a.m. Atlantic Standard Time (11:00 a.m. Eastern Daylight Time), or at any adjournment or postponement thereof (the “2024 Annual Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended June 30, 2024, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the shareholders on or about September [●], 2024.

If the accompanying WHITE proxy is executed and returned in time to be voted at the 2024 Annual Meeting, the shares of common stock represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the WHITE proxy will be voted (i) FOR ALL of the nominees named in such proxy to be elected as members of the Board of Directors, (ii) AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and its co-advisors and (iii) to the extent authorized under Rule 14A-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2024 Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the 2024 Annual Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2024 Annual Meeting.

The presence at the 2024 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares of common stock will constitute a quorum. In the event a quorum is present at the 2024 Annual Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the 2024 Annual Meeting may decide to adjourn the 2024 Annual Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the 2024 Annual Meeting may decide to adjourn the 2024 Annual Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the 2024 Annual Meeting and provides related information and a WHITE Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund. For more information on the participants in the Board’s solicitation, please see “Participants in the Solicitation” below.

Q. What happened at the Fund’s 2021 Annual Meeting of Shareholders?

A.	The Fund’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) was originally convened on October 26, 2021 and was subsequently adjourned a number of times in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. The 2021 Annual Meeting was ultimately re-convened on December 15, 2022.

The 2021 Annual Meeting, Ocean Capital’s solicitation relating thereto, and the outcome of the meeting have been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Jose R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the 2021 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 received a majority of the votes cast. If such votes are certified, Messrs. Izquierdo and Rosenthal would be elected as directors and Ocean Capital’s shareholder proposal would be adopted. On July 12, 2024, the U.S. District Court for the District of Puerto Rico (the “District Court”) entered final judgment in the Federal Securities Litigation (as defined below), which, among other things, dismissed the Fund’s claims and ordered that Messrs. Izquierdo and Rosenthal be seated as directors of the Fund. The Fund has appealed the District Court’s judgment to the U.S. Court of Appeals for the First Circuit (the “First Circuit”), as described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below.

This Proxy Statement relates to the 2024 Annual Meeting and not to the 2021 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the 2024 Annual Meeting and not at the 2021 Annual Meeting or for any of the proposals submitted at the 2021 Annual Meeting.

For more information on the 2021 Annual Meeting, see the sub-heading “2021 Annual Meeting” under the “Background of the Solicitation” section below.

Q. What happened at the Fund’s 2022 Annual Meeting of Shareholders?

A.	The Fund’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) was originally convened on October 24, 2022 and was subsequently adjourned a number of times in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. The 2022 Annual Meeting was ultimately re-convened on November 2, 2023.

Ocean Capital’s solicitation relating to the 2022 Annual Meeting has been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Ethan A. Danial and Mojdeh L. Khaghan received a plurality of the votes at the 2022 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 received a majority of the votes cast. If such votes are certified, Mr. Danial and Ms. Khaghan would be elected as directors and Ocean Capital’s shareholder proposal would be adopted. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, dismissed the Fund’s claims. The Fund has appealed the District Court’s judgment to the First Circuit, as described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below.

This Proxy Statement relates to the 2024 Annual Meeting and not to the 2022 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the 2024 Annual Meeting and not at the 2022 Annual Meeting or for any of the proposals submitted at the 2022 Annual Meeting.

For more information on the 2022 Annual Meeting, see the sub-heading “2022 Annual Meeting” under the “Background of the Solicitation” section below.

Q. What happened at the Fund’s 2023 Annual Meeting of Shareholders?

A.	The Fund’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) was originally convened on November 30, 2023 and was subsequently adjourned to January 16, 2024 in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business.

Ocean Capital's solicitation with respect to the 2023 Annual Meeting contained substantially similar statements and omissions as were asserted to have violated Sections 13(d), 14(a), and 20(a) of the Exchange Act in the Federal Securities Litigation with respect to the 2021 and 2022 Annual Meetings, as described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Ian McCarthy and either Clotilde Pérez or Jorge I. Vallejo received a plurality of the votes at the 2023 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 received a majority of the votes cast. If such votes are certified, Mr. McCarthy and either Ms. Pérez or Mr. Vallejo would be elected as directors and Ocean Capital’s shareholder proposal would be adopted. Because Ms. Pérez and Mr. Vallejo received an identical number of votes, the presiding officer of the meeting will cast a vote on their election prior to the certification of the vote. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, dismissed the Fund’s claims. The Fund has appealed the District Court’s judgment to the First Circuit, as described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below.

This Proxy Statement relates to the 2024 Annual Meeting and not to the 2023 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the 2024 Annual Meeting and not at the 2023 Annual Meeting or for any of the proposals submitted at the 2023 Annual Meeting.

For more information on the 2023 Annual Meeting, see the sub-heading “2023 Annual Meeting” under the “Background of the Solicitation” section below.

Q. Who is entitled to vote at the 2024 Annual Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on August 30, 2024.

Q. Who is asking for my vote?

A.	The Board of Directors of the Fund is asking you to vote at the 2024 Annual Meeting to vote:

•	FOR ALL of Carlos J. Nido and Luis M. Pellot to be elected as Directors of the Fund; and

•	AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and its co-advisors.

Q. What am I being asked to consider in connection with the 2024 Annual Meeting?

A.	You are being asked to consider and vote:

•	To elect two directors of the Fund (PROPOSAL 1);

•	Shareholder proposal submitted by Ocean Capital— To terminate all investment advisory and management agreements between the Fund and its co-advisors (PROPOSAL 2); and

•	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposals?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the shareholders vote:

•	FOR ALL on the proposal to elect Carlos J. Nido and Luis M. Pellot as Directors of the Fund; and

•	“AGAINST” the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and its co-advisors

Q. How is Ocean Capital involved in the 2024 Annual Meeting?

A.	Ocean Capital has delivered notices to the Fund stating its intention to nominate one or more directors and submit one or more proposals at each of the 2021 Annual Meeting, the 2022 Annual Meeting and the 2023 Annual Meeting. In addition, Ocean Capital and the Fund have been involved in legal proceedings against each other. For more information on each of these matters, see the corresponding sub-heading under the “Background of the Solicitation” section below.

On May 10, 2024, the Fund received a notice from Ocean Capital stating its intention to submit a proposal for inclusion in the Fund’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. On August 16, 2024, Ocean Capital filed an amendment to its Schedule 13D with the SEC that stated that it intends to nominate director candidates at the2024 Annual Meeting. As of the time of filing this proxy statement, Ocean Capital has not delivered to the Fund the required formal notice to nominate directors. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any blue proxy card and not to sign, return or vote on any blue proxy card that may be sent to you by or on behalf of Ocean Capital. If you have already voted using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the 2024 Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2024 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.	As of the time of filing this proxy statement, Ocean Capital has not delivered to the Fund the required formal notice to nominate directors. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard and not sign, return or vote on any blue proxy card that may be sent to you by or on behalf of Ocean Capital. If you have already voted using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the 2024 Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2024 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What is the required shareholder vote for approval of the proposals?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the 2024 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2024 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2024 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital does not submit valid notice of any director nominations or, if it does, if it withdraws its notice or fails to present such nominations), then each such nominee will be elected so long as they receive at least one vote in favor of their election.

Approval of the shareholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of (1) 67% or more of the shares of the Fund present at the 2024 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2024 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2024 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the 2024 Annual Meeting:

•	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 15, 2024.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the 2024 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Messrs. William Rivera and Gustavo Romanach have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the 2024 Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2024 Annual Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the 2024 Annual Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2024 Annual Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying WHITE proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the 2024 Annual Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the 2024 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2024 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees (Proposal 1), (ii) AGAINST Ocean Capital’s proposal (Proposal 2), and (iii) to the extent authorized under Rule 14A-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the 2024 Annual Meeting.

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the 2024 Annual Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the 2024 Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the 2024 Annual Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the 2024 Annual Meeting. The presence at the 2024 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum.

Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. If a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions, and such shares will count for the purpose of determining whether a quorum is present.

Q. How will the 2024 Annual Meeting be conducted?

A.	The 2024 Annual Meeting will be conducted virtually, and any shareholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so. If you were a record holder of shares as of the close of business on the record date, August 30, 2024, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 15, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting.

Q. If I can’t attend the 2024 Annual Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the 2024 Annual Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the 2024 Annual Meeting. Whether or not shareholders plan to attend the 2024 Annual Meeting, we urge shareholders to vote and submit their proxy in advance of the 2024 Annual Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

BACKGROUND OF THE SOLICITATION

The Fund is one of nine closed-end funds advised by UBS Asset Managers, the Fund’s investment adviser, that have been targeted in proxy contests in a multi-year activism campaign by Ocean Capital. The summary below details significant events relating to Ocean Capital’s campaigns at the 2021 Annual Meeting, the 2022 Annual Meeting, the 2023 Annual Meeting, and the 2024 Annual Meeting, and relating to the litigation between the Fund and Ocean Capital.

2021 Annual Meeting

On September 23, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two candidates and submit one proposal at the 2021 Annual Meeting.

The 2021 Annual Meeting was originally convened on October 26, 2021 and was subsequently adjourned, in turn, to November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, August 2, 2022, September 22, 2022, and December 15, 2022 in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. On December 15, 2022, the 2021 Annual Meeting re-convened. As described below, the Fund has alleged in the Federal Securities Litigation that the defendants’ conduct in connection with their proxy solicitations with respect to the 2021 Annual Meeting violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. Accordingly, the shareholder vote for the 2021 Annual Meeting has not been certified.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Jose R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the 2021 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 received a majority of the votes cast. If such votes are certified, Messrs. Izquierdo and Rosenthal would be elected as directors and Ocean Capital’s shareholder proposal would be adopted. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, dismissed the Fund’s claims and ordered that Messrs. Izquierdo and Rosenthal be seated as directors of the Fund. The Fund has appealed the District Court’s judgment to the U.S. Court of Appeals for the First Circuit (the “First Circuit”), as described further under the sub-heading “Legal Proceedings” below.

The 2021 Annual Meeting, Ocean Capital’s solicitation relating thereto, and the outcome of the meeting have been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” below.

For more information about the 2021 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2021 Annual Meeting on September 21, 2021, as supplemented by Amendment No. 1 filed with the SEC on October 6, 2021, Amendment No. 2 filed with the SEC on October 27, 2021, Amendment No. 3 filed with the SEC on December 1, 2021, Amendment No. 4 filed with the SEC on January 14, 2022, Amendment No. 5 filed with the SEC on February 18, 2022, Amendment No. 6 filed with the SEC on March 18, 2022, Amendment No. 7 filed with the SEC on May 6, 2022, Amendment No. 8 filed with the SEC on June 10, 2022, Amendment No. 9 filed with the SEC on August 3, 2022 and Amendment No. 10. filed with the SEC on September 23, 2022, and as may be further amended from time to time by the Fund.

2022 Annual Meeting

On September 12, 2022, the Fund received a notice from Ocean Capital stating its intention to nominate two director candidates and submit two proposals at the 2022 Annual Meeting, including a proposal to amend and restate Article II, Section 8 of the By-Laws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote, to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders, and to add a supermajority voting standard for all future amendments of that section (the “2022 Amendment Proposal”). On September 21, 2022, the Fund rejected the notice with respect to the 2022 Amendment Proposal because the Board of Directors determined that such proposal failed to comply with applicable law by purporting to have retroactive effect.

On October 5, 2022, the Fund received a purported amendment and supplement to Ocean Capital’s September 12 notice, in which Ocean Capital stated that it intended to present two new proposals at the 2022 Annual Meeting in lieu of the 2022 Amendment Proposal: (i) to amend and restate Article II, Section 8 of the By-Laws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section and (ii) to amend Article II, Section 8 of the By-Laws to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section (together, the “2022 New Proposals”). On October 12, 2022, the Fund rejected Ocean Capital’s October 5 purported notice in its entirety because such letter was not received by the Fund by September 24, 2022, the deadline for timely notice of shareholder proposals at the 2022 Annual Meeting under the Fund's organizational documents, and because the Board of Directors likewise determined that the proposals contained therein failed to comply with applicable law by purporting to have retroactive effect.

The 2022 Annual Meeting was originally convened on October 24, 2022 and was subsequently adjourned, in turn, to December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, and November 2, 2023 in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. On November 2, 2022, the 2022 Annual Meeting re-convened. As described below, the Fund has alleged in the Federal Securities Litigation that the defendants’ conduct in connection with their proxy solicitations with respect to the 2022 Annual Meeting violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. Accordingly, the shareholder vote for the 2022 Annual Meeting has not been certified.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Ethan A. Danial and Mojdeh L. Khaghan received a plurality of the votes at the 2022 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 received a majority of the votes cast. If such votes are certified, Mr. Danial and Ms. Khaghan would be elected as directors and Ocean Capital’s shareholder proposal would be adopted. None of the 2022 Amendment Proposal or the 2022 New Proposals were presented at the 2022 Annual Meeting, and no proxies or votes cast in respect of the 2022 Amendment Proposal or 2022 New Proposals were tabulated at the 2022 Annual Meeting. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, dismissed the Fund’s claims. The Fund has appealed the District Court’s judgment to the First Circuit, as described further under the sub-heading “Legal Proceedings” below.

Ocean Capital’s solicitation relating to the 2022 Annual Meeting has been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” below.

For more information about the 2022 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2022 Annual Meeting on October 14, 2022, as supplemented by Amendment No. 1 filed with the SEC on October 25, 2022, Amendment No. 2 filed with the SEC on December 16, 2022, Amendment No. 3 filed with the SEC on March 10, 2023, Amendment No. 4 filed with the SEC on June 2, 2023 and Amendment No. 5 filed with the SEC on August 4, 2023, and as may be further amended from time to time by the Fund.

2023 Annual Meeting

On September 20, 2023, the Fund received a notice from Ocean Capital stating its intention to nominate one candidate and submit four proposals at the 2023 Annual Meeting: (i) to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021, (ii) to amend and restate Article II, Section 8 of the By-Laws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, (iii) to amend Article II, Section 8 of the By-Laws to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section (the proposals named in this clause (iii) and the preceding clause (ii) are referred to herein as the “2023 Amendment Proposals”), and (iv) a proposal to terminate the Fund’s investment advisory agreements and other agreements with its co-investment advisers (the “2023 Advisory Agreements Proposal”).

On October 4, 2023, the Fund rejected Ocean Capital’s September 20 notice with respect to the 2023 Advisory Agreements Proposal because the Board of Directors determined that Ocean Capital’s notice for such proposal failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of shareholder proposals. Specifically, the Board of Directors rejected the notice with respect to the 2023 Advisory Agreements Proposal because it believes that Ocean Capital intends the proposal to cause a liquidation of the Fund from which its principals will receive a disproportionate financial benefit as compared to the primary shareholder base of the Fund. Ocean Capital’s principals are Act 60 beneficiaries and would receive distributions from a liquidation entirely tax-free; by contrast, the Fund’s primary shareholder base are Puerto Rico residents who would incur greater tax liability from a liquidation. Ocean Capital failed to disclose this material interest in the 2023 Advisory Agreements Proposal that is not shared with other shareholders in violation of the advance notice provisions of the Fund’s By-Laws.

On October 12, 2023, Ocean Capital filed a definitive proxy statement with respect to the 2023 Annual Meeting. The proxy statement and the accompanying blue proxy card did not contain the 2023 Advisory Agreements Proposal or the 2023 Amendment Proposals, despite its September 20 notice stating that it intended to solicit in favor of such proposals.

On October 24, 2023, the Fund rejected the notice with respect to the 2023 Amendment Proposals because the Board of Directors determined that Ocean Capital’s notice for such proposal failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of shareholder proposals. Specifically, the Board of Directors rejected the notice with respect to the Amendment Proposals because the definitive proxy statement filed by Ocean Capital on October 12, 2023 for its solicitation of proxies for the 2023 Annual Meeting did not include such proposals, contrary to a statement made by Ocean Capital in its notice that it would solicit in favor of such proposals.

The 2023 Annual Meeting was originally convened on November 30, 2023 and was adjourned in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. On January 16, 2024, the 2023 Annual Meeting re-convened. Ocean Capital’s solicitation with respect to the 2023 Annual Meeting contained substantially similar statements and omissions as were asserted to have violated Sections 13(d), 14(a), and 20(a) of the Exchange Act in the Federal Securities Litigation with respect to the 2021 and 2022 Annual Meetings. Accordingly, the shareholder vote for the 2023 Annual Meeting has not been certified.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Ian McCarthy and either Clotilde Pérez or Jorge I. Vallejo received a plurality of the votes at the 2023 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 received a majority of the votes cast. If such votes are certified, Mr. McCarthy and either Ms. Pérez or Mr. Vallejo would be elected as directors and Ocean Capital’s shareholder proposal would be adopted. Because Ms. Pérez and Mr. Vallejo received an identical number of votes, the presiding officer of the meeting will cast a vote on their election prior to the certification of the vote. None of the 2023 Advisory Agreements Proposal or the 2023 Amendment Proposals were presented at the 2023 Annual Meeting, and no proxies or votes cast in respect of the 2023 Advisory Agreements Proposal or the 2023 Amendment Proposals were tabulated at the 2023 Annual Meeting. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, dismissed the Fund’s claims. The Fund has appealed the District Court’s judgment to the First Circuit, as described further under the sub-heading “Legal Proceedings” below.

For more information about the 2023 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2023 Annual Meeting on September 13, 2023, as amended and restated by Amendment No. 1 filed with the SEC on November 8, 2023, as supplemented by Amendment No. 2 filed with the SEC on December 4, 2023, and as may be further amended from time to time by the Fund.

2024 Annual Meeting

On May 10, 2024, the Fund received a notice from Ocean Capital stating its intention to submit a proposal for inclusion in the Fund’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

On August 16, 2024, Ocean Capital filed an amendment to its Schedule 13D with the SEC that stated that it intends to nominate director candidates at the 2024 Annual Meeting.

On August 30, 2024, the Fund filed this preliminary proxy statement with respect to the 2024 Annual Meeting.

Legal Proceedings

On February 18, 2022, Ocean Capital filed complaints against the Fund, Tax-Free Fixed Income Fund for Puerto Rico Residents Inc., and Tax-Free Fixed Income Fund III for Puerto Rico Residents Inc. in the Court of First Instance, San Juan Part, of the Commonwealth of Puerto Rico. Ocean Capital’s complaints alleged that each fund had failed to hold its annual meeting in compliance with law, and requested that the court summarily order each fund to hold an annual meeting by March 17, 2022 and declare that the shares represented thereat would constitute a quorum. On March 7, 2022, the court dismissed the action and Ocean Capital has since exhausted its appellate rights.

On February 28, 2022, the Fund and seven other funds filed a complaint against Ocean Capital and certain other defendants in the District Court, captioned Tax-Free Fixed Income Fund For Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Securities Litigation”). The Federal Securities Litigation alleges that the defendants’ conduct in connection with their proxy solicitations with respect to such funds, including the Fund's 2021 and 2022 Annual Meetings, violated Sections 13(d), 14(a), and 20(a) of the Exchange Act.

On January 23, 2023, Ocean Capital filed Counterclaims against the Fund and one other Fund. On April 4, 2023, Ocean Capital filed Amended Counterclaims, and on April 14 filed a Motion for Statutory Injunction. Ocean Capital’s Counterclaims and Motion for Statutory Injunction seek a declaration that its nominees were elected at the 2021 Annual Meeting, and an order from the court seating its nominees.

On August 10, 2023, the magistrate judge in the Federal Securities Litigation issued a report recommending dismissal of the Fund’s claims. On September 8, 2023, the federal district court issued a decision and order adopting that report in full, and entering judgment closing the case, without addressing Ocean Capital's Amended Counterclaims. On September 11, 2023, Ocean Capital filed a motion in the Federal Securities Litigation requesting an order and judgment declaring that Messrs. Izquierdo and Rosenthal were validly elected to the Board at the 2021 Annual Meeting and ordering that Messrs. Izquierdo and Rosenthal be seated as directors of the Fund and that Messrs. Nido and Pellot cease all activities as directors. Later on September 11, the court vacated its judgment. On September 13, 2023, the court issued an order dismissing the Fund’s claims and retaining jurisdiction as to Ocean Capital’s Amended Counterclaims.

On September 22, 2023, the Fund filed a Motion requesting the court enter final judgment, which would permit the Fund to pursue an appeal of the dismissal of the Federal Securities Litigation, and a stay of all proceedings in the interim. That motion is pending. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation. On October 30, 2023, Ocean Capital filed a motion seeking expedited relief from the Magistrate Judge.

On May 13, 2024, the Magistrate Judge issued a Report and Recommendation which recommended issuing on order granting relief on Ocean Capital’s Counterclaims and entering a stay of that order through the final resolution of the Funds’ appeal in the First Circuit. On May 24, 2024, Ocean Capital filed objections to the Magistrate’s Report and Recommendation, arguing that a stay pending appeal should not issue. On June 7, 2024, the Funds filed a response to Ocean Capital’s objections. On June 10, 2024, Ocean Capital filed a motion for leave to file a reply in support of its objections.

On July 11, 2024, the District Court adopted the Magistrate Judge’s Report and Recommendation in part, entering judgment in favor of Ocean Capital on its Amended Counterclaims but denying the Funds’ Motion for Stay. On July 12, 2024, the District Court entered Final Judgment which, among other things, ordered that Messrs. Izquierdo and Rosenthal be seated as directors of the Fund.

On July 12, 2024, the Funds filed a Notice of Appeal to the First Circuit. On July 16, 2024, the Funds filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the First Circuit. On July 17, 2024, the First Circuit issued an order staying the District Court’s Order and Final Judgment until further order, and set a briefing schedule for the appeal. The appeal has now been fully briefed and argument is scheduled for September 10, 2024.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on August 30, 2024 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the 2024 Annual Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on August 30, 2024. On such date, there were [●] shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:   TO ELECT TWO DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the 2024 Annual Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card accompanying this Proxy Statement to vote such proxy FOR ALL of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Messrs. Carlos J. Nido and Luis M. Pellot served as members of the Board of Directors during the entirety of the fiscal year ended June 30, 2024. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Carlos J. Nido	2027	I
Luis M. Pellot	2027	I

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos J. Nido (59)	Director	Class I; Current term expires in 2021 Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	24 funds consisting of 30 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Luis M. Pellot (75)	Director	Class I ; Current term expires in 2021 Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	24 funds consisting of 30 portfolios	None
*	The address of each Director Nominee is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed.
***	The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Puerto Rico Residents Family of Funds” consists of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Puerto Rico Residents Family of Funds is advised by UBS Asset Managers. For Messrs. Nido and Pellot, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.
†	Messrs. Nido and Pellot’s terms of office expired in 2021, and accordingly each will serve until the 2021 Annual Meeting and until such directors’ successors have been elected and qualified. Messrs. Nido and Pellot have been nominated for election at the 2021 Annual Meeting as Class I directors to serve until the 2024 Annual Meeting and until such directors’ successors have been elected and qualified. Ocean Capital has also submitted notice of its intent to nominate Jose R. Izquierdo II and Brent D. Rosenthal for election as Class I directors at the 2021 Annual Meeting. No directors have been elected at the 2021 Annual Meeting as of the date of this Proxy Statement because the shareholder vote for the meeting has not been certified. Subject to the validity of proxies solicited and submitted by Ocean Capital and others, Messrs. Izquierdo and Rosenthal received a plurality of the votes at the 2021 Annual Meeting. If such votes are certified, Messrs. Nido and Pellot would cease to be directors and Messrs. Izquierdo and Rosenthal would be elected as directors. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, ordered that Messrs. Izquierdo and Rosenthal be seated as directors of the Fund. The Fund has appealed the District Court’s judgment to the First Circuit. See the sub-heading “2021 Annual Meeting” of the “Background of the Solicitation” section above for more information.

Messrs. Nido and Pellot will cease to serve as directors in their current term upon the certification of the vote at the earlier of the 2021 Annual Meeting and the 2024 Annual Meeting. If the vote at the 2021 Annual Meeting is certified prior to the certification of the vote at the 2024 Annual Meeting, the Class I directors elected at the 2021 Meeting (two of Messrs. Nido, Pellot, Izquierdo, and Rosenthal, whomever receive the greatest number of votes) will serve until their successors are elected and qualified at the 2024 Annual Meeting. If the vote at 2024 Annual Meeting is certified prior to the certification of the vote at the 2021 Annual Meeting, the Class I directors elected at the 2024 Annual Meeting (two of Messrs. Nido, Pellot, and the person(s) nominated by Ocean Capital, if any, whomever receive the greatest number of votes) will serve until such directors’ successors have been elected and qualified at the 2027 Annual Meeting. If the vote at the 2021 Annual Meeting is subsequently certified, the directors elected at the 2024 Annual Meeting will continue to serve as directors in their existing term and the directors up for election as Class I directors at the 2021 Annual Meeting would not serve as directors in the term to which they were elected.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2024, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held. For additional biographical information concerning the Directors whose terms of office did not expire in 2024, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Gabriel Pagán Pedrero (70)	Director	Class II; Term expires in 2022† Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	7 funds	None
Enrique Vila del Corral (77)	Chairman of the Board	Class II; Term expires in 2022† Director since inception	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	7 funds	None
Clotilde Pérez (71)	Director	Class III; Term expires in 2023†† Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios	None
Jorge I. Vallejo (69)	Director	Class III; Term expires in 2023†† Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	7 funds	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Officers
Leslie Highley, Jr. (76)	President	President since 2021	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (65)	Treasurer	Treasurer since 2022	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Liana Loyola (63)	Secretary	Secretary since 2024	Attorney in private practice since 2009.	Not applicable	None
Jerald F. Wirzman (61)	Chief Compliance Officer	Chief Compliance Officer since 2024	Mr. Wirzman has been Chief Compliance Officer for the Puerto Rico Residents Tax-Free Funds since 2024. Mr. Wirzman has been Compliance Manager for SS&C Technologies since 2021.	Not applicable	None
*	The address of the Directors and Officers is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.
***	For Messrs. Corral, Pedrero, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family of Funds. For Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.
†	Messrs. Corral and Pedrero’s terms of office expired in 2022, and accordingly each will serve until the 2022 Annual Meeting and until such directors’ successors have been elected and qualified. Messrs. Corral and Pedrero have been nominated for election at the 2022 Annual Meeting as Class II directors to serve until the 2025 Annual Meeting and until such directors’ successors have been elected and qualified. Ocean Capital has also submitted notice of its intent to nominate Ethan A. Danial and Mojdeh L. Khaghan for election as Class II directors at the 2022 Annual Meeting. No directors have been elected at the 2022 Annual Meeting as of the date of this Proxy Statement because the shareholder vote for the meeting has not been certified. Subject to the validity of proxies solicited and submitted by Ocean Capital and others, Mr. Danial and Ms. Khaghan received a plurality of the votes at the 2022 Annual Meeting. If such votes are certified, Messrs. Corral and Pedrero would cease to be directors and Mr. Danial and Ms. Khaghan would be elected as directors. Ocean Capital’s solicitation relating to the 2022 Annual Meeting has been the subject of legal proceedings. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, dismissed the Funds’ claims. The Fund has appealed the District Court’s judgment to the First Circuit. See the sub-heading “2022 Annual Meeting” of the “Background of the Solicitation” section above for more information.
††

Ms. Pérez and Mr. Vallejo’s terms of office expired in 2023, and accordingly each will serve until the 2023 Annual Meeting and until such directors’ successors have been elected and qualified. Ms. Pérez and Mr. Vallejo have been nominated for election at the 2023 Annual Meeting as Class III directors to serve until the 2026 Annual Meeting and until such directors’ successors have been elected and qualified. Ocean Capital has also submitted notice of its intent to nominate Ian McCarthy for election as a Class III director at the 2023 Annual Meeting. No directors have been elected at the 2023 Annual Meeting as of the date of this Proxy Statement because the shareholder vote for the meeting has not been certified. Subject to the validity of proxies solicited and submitted by Ocean Capital and others, Mr. Danial and either Ms. Perez or Mr. Vallejo received a plurality of the votes at the 2023 Annual Meeting. Because Ms. Pérez and Mr. Vallejo received an identical number of votes, the presiding officer of the meeting will cast a vote on their election prior to the certification of the vote. If such votes are certified, either Ms. Perez or Mr. Vallejo would cease to be a director and Mr. Danial and either Ms. Perez or Mr. Vallejo would be elected as directors. Ocean Capital’s solicitation with respect to the 2023 Annual Meeting contained substantially similar statements and omissions as were asserted to have violated Sections 13(d), 14(a), and 20(a) of the Exchange Act in the Federal Securities Litigation with respect to the 2021 and 2022 Annual Meetings. On July 12, 2024, the District Court entered final judgment in the Federal Securities Litigation, which, among other things, dismissed the Funds’ claims. The Fund has appealed the District Court’s judgment to the First Circuit. See the sub-heading “2023 Annual Meeting” of the “Background of the Solicitation” section above for more information.

As of August 30, 2024, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act) may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

The Independent Directors have designated Mr. Vila del Corral as Chairman of the Board of Directors. In that capacity, Mr. Vila del Corral presides at each meeting of the Board and, when appropriate, represents the views of the Board to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended June 30, 2024 the Fund’s Board of Directors met [●] times. During that period, each of the Directors then in office attended one hundred percent (100%) of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended June 30, 2024 amounted to $[●].

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and one of the Directors attended the 2023 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting, and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter and Qualified Legal Compliance Committee Charter, which is included with this Proxy Statement as Appendix B. The Audit Committee is composed solely by Independent Directors, consisting of Messrs. Vila del Corral and Pagán, and Ms. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Since 2013, Mr. Vila del Corral has served as chairperson and financial expert of the Audit Committee.

The Audit Committee met [●] time during the fiscal year ended June 30, 2024. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended June 30, 2024, attended 100% of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended June 30, 2024, amounted to $[●].

Audit Fees – [●]

Audit Related Fees – [●]

Tax Fees – [●]

All Other Fees – [●]

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended June 30, 2023, and June 30, 2024, were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2023, and June 30, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y

The aggregate non-audit fees billed by E&Y for services rendered to the Fund, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Fund for the fiscal year ended June 30, 2023, were $[●] and for the fiscal year ended June 30, 2024, were $[●].

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended June 30, 2024, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended June 30, 2024, as of the date of this Proxy Statement.

Enrique Vila del Corral, Chairperson of the Audit Committee

Clotilde Pérez, Member of the Audit Committee

Gabriel Pagán, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has two members, Messrs. Vila del Corral and Nido, who are Independent Directors. The Dividend Committee did not meet during the fiscal year ended June 30, 2024.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating and Corporate Governance Committee

The Fund has a Nominating and Corporate Governance Committee composed of two Independent Directors, Messrs. Pagán and Pellot. The principal responsibilities of the Nominating and Corporate Governance Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating and Corporate Governance Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating and Corporate Governance Committee, which is included with this Proxy Statement as Appendix C. The Nominating and Corporate Governance Committee was formed on May 19, 2021. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended June 30, 2024.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating and Corporate Governance Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment advisers or managers of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Enrique Vila del Corral. Mr. Vila del Corral has been a private investor since July 2001. Mr. Vila del Corral has been managing partner of various special partnerships involved in real estate development. He is the former Managing Partner, from 1997-2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.

Gabriel Pagán Pedrero. Mr. Pagán has been Vice President of Insular Construction and Supply Company Inc. since 1984. He was President of West Indian Products Corporation until 2013 and is the former Vice President of Commercial Adolfo S. Pagán, Inc.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and the administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Enrique Vila del Corral	$4,285.72	None	None	$70,000.00
Carlos Nido	$4,142.86	None	None	$108,500.00
Clotilde Pérez	$4,142.86	None	None	$126,000.00
Luis M. Pellot	$4,285.72	None	None	$152,500.00
Gabriel Pagán	$4,142.86	None	None	$49,000.00
Jorge I. Vallejo	$4,308.57	None	None	$65,520.00
(1)	Amount for the fiscal year ended June 30, 2024.
(2)	Amount for the calendar year ended December 31, 2023 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Pagán Pedrero, Vila del Corral, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family of Funds. For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds

None of the Directors, Director Nominees, or executive officers are involved in a pending legal proceeding relating to the Fund.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of June 30, 2024:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Enrique Vila del Corral	$0	$0
Carlos Nido	$0	$10,001-$50,000
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Gabriel Pagán	$0	$0
Jorge I. Vallejo	$0	$0
(1)	For Messrs. Vila del Corral, Pagán, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family (as defined above). For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” above for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of August 30, 2024, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the investment adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the 2024 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2024 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2024 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital does not submit valid notice of any director nominations or, if it does, if it withdraws its notice or fails to present such nominations), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Ocean Capital has advised the Fund that it intends to present the following shareholder proposal at the 2024 Annual Meeting. Ocean Capital’s address is GAM Tower, 2 Tabonuco Street, Suite 200, Guaynabo, Puerto Rico 00968. According to a Schedule 13D amendment filed by Ocean Capital with the SEC, Ocean Capital beneficially owns 1,144,408 shares of common stock of the Fund.

We have set forth below the shareholder proposal, along with the supporting statement, exactly as provided by Ocean Capital. The Fund is not responsible for any inaccuracies it may contain. The shareholder proposal will be voted on at the 2024 Annual Meeting only if properly presented by or on behalf of Ocean Capital. As explained below, our Board unanimously recommends that you vote “AGAINST” the shareholder proposal.

Proposal 2: Terminate Advisory Agreements

RESOLVED, all existing investment advisory and management agreements (the “Agreements”) between Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”) and its co-advisors shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.

The Fund has consistently failed to maximize shareholder value. As reported in its public filings, during the six months ended December 31, 2023, the Fund’s performance based on market price decreased by 6.35%.1 Further, as of December 31, 2023, the Fund’s stock traded at a 64.4% discount to its net asset value (“NAV”)2 – almost doubling its discount to NAV over the two preceding years.3 This represents a significantly larger discount than that of the closed-end fund market as a whole, which was, on average, only trading at a 9.8% discount as of December 29, 2023.4

We believe that, given the Fund’s inability to maximize shareholder value, termination of the Agreements would allow the Fund to initiate a competitive, open process to secure a more suitable investment advisory agreement with an advisor that can strengthen the Fund’s performance through lower fees, new perspectives and a revamped investment strategy. Based on public filings, the only investment advisory agreements we are aware of are between the Fund and UBS Asset Managers of Puerto Rico and between the Fund and Popular Asset Management LLC.5 We believe shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, which may lead to an increase in share value, directly benefiting its shareholders.

We believe our interests are aligned with other shareholders, and our intent with this proposal is to maximize shareholder value, not to cause a liquidation of the Fund. While terminating the Agreements could result in some near-term disruptions and costs associated with securing new investment advisor relationships, we believe that over the longer term, terminating the Agreements will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.6 Despite disruption risks, we believe beginning the process of replacing the current Agreements will facilitate the selection of one or more investment advisors able to bring fresh perspectives and advise the Fund on terms more favorable to the Fund.

Please vote “FOR” Proposal 2: Terminate Advisory Agreements.

[1]	Semi-Annual Certified Shareholder Report, filed on March 8, 2024.
[2]	Id.
[3]	Semi-Annual Certified Shareholder Report, filed on September 9, 2021.
[4]	See the U.S. Closed-End Funds Summary of Average Premium and Discount Report as of December 29, 2023, available at https://www.cefa.com/sitefiles/live/docs/reports/premium-discounts/PD20231229.pdf.
[5]	See Registration Statement for Closed-End Investment Companies, filed June 24, 2022.
[6]	1940 Act, Section 270.15a-4.

Board’s Statement in Opposition to the Proposal

The Board believes that this proposal is not in the best interests of the Fund and its shareholders. The Board believes that UBS Asset Managers is the best choice to manage the Fund’s assets and that the Fund and that its shareholders strongly benefit from the service, experience and resources of UBS Asset Managers. Popular Asset Management LLC resigned as co-investment advisor to the Fund, effective June 17, 2024, and UBS Asset Managers serves as the Fund’s sole investment advisor.

If this proposal is approved, the Fund’s Amended and Restated Investment Advisory Agreement with UBS Asset Managers (the “Investment Advisory Agreement”) will be terminated effective sixty days following the certification of the shareholder vote. Termination of the Investment Advisory Agreement could leave the Fund “orphaned” without an investment advisor, could disrupt the Fund’s investment activities, and could leave the Fund exposed to substantial risk and expense. The Fund relies on UBS Asset Managers to provide both investment advisory and administrative services. Ocean Capital fails to provide any data or rationale demonstrating how terminating the Investment Advisory Agreement would improve the Fund’s long-term performance and positively affect its discount. Rather, terminating the Investment Advisory Agreement could leave the Fund without day-to-day management for potentially an extended period of time.

If this proposal is approved and the Board is unable to identify a replacement investment advisor, the Board may feel compelled to approve a liquidation of the Fund. Ocean Capital’s principals would disproportionally benefit from the liquidation of the Fund, as compared to many of the Fund’s other shareholders. Ocean Capital’s managing members are beneficiaries under Puerto Rico’s Act to Promote the Relocation of Individual Investors to Puerto Rico (also known as Act 60), which entitles its beneficiaries to avoid Puerto Rico income tax on, among other things, Puerto Rico source income from capital gains, interest and dividends. The Fund believes that many of the Fund’s other shareholders are long-time Puerto Rico residents who are not entitled to the benefits of Act 60. Accordingly, Ocean Capital’s principals would recognize gains from a liquidation on an entirely tax-free basis, but the Fund believes that very few of the Fund’s other shareholders would do so.

Ocean Capital’s supporting statement states that a replacement investment advisory agreement could be selected by the Fund if this proposal is approved. But Ocean Capital has not proposed any potential replacements. If this proposal is approved, we cannot assure you that a replacement investment advisor will be identified or, if one is identified, that the advisor and its advisory agreement will be as desirable for the Fund’s shareholders as UBS Asset Managers and the Investment Advisory Agreement. For example, a replacement investment advisor may charge higher fees than provided for under the Investment Advisory Agreement. Likewise, a replacement investment advisor may take actions that reduce the net asset value or market price of the Fund’s shares, or otherwise reduce the Fund’s performance and the value of shareholders’ investment in the Fund. Conversely, it is possible that a replacement investment advisor, if one is identified, could charge lower fees and take actions that enhance the Fund’s performance and the value of shareholders’ investment in the Fund. In either case, endeavoring to replace UBS Asset Managers if this proposal is approved would expose the Fund and shareholders’ investment in it to substantial uncertainty.

Ocean Capital’s supporting statement states that the Fund could become internally managed if a replacement investment advisor is not identified. But Ocean Capital fails to acknowledge that, like most closed-end funds, the Fund has no employees of its own. In order to become internally managed, the Fund would need to conduct a time consuming and expensive search for individual portfolio managers who would be willing to work outside an advisory firm and then negotiate individual employment contracts with them and put in place the infrastructure needed to pay and manage employees.

Accordingly, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the accompanying WHITE proxy is marked FOR or ABSTAIN, it is the intention of the persons named in such proxy to vote the WHITE proxy card AGAINST this Proposal 2.

Required Vote

Approval of the shareholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the 2024 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2024 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2024 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO terminate the INVESTMENT ADVISORY Agreements.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors and Director Nominees are “participants” in this proxy solicitation on behalf of the Board of Directors. Information relating to our Directors and Director Nominees is attached to this Proxy Statement as Appendix A. No regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the shares as of August 30, 2024 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s common stock;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on [●] shares of the Fund’s common stock outstanding as of the close of business on August 30, 2024.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Ocean Capital LLC (1)	1,179,217	6.1%
Officers and Directors: (2)
Leslie Highley Jr.	15,495	*
Enrique Vila del Corral	0	*
Luis M. Pellot	0	*
Carlos Nido	0	*
Gabriel Pagan	0	*
Jorge I. Vallejo	0	*
Clotilde Pérez	0	*
All Officers and Directors as a Group (7 persons)	15,495	*

* Represents beneficial ownership of less than one percent (1%).

(1)     According to a Schedule 13D/A filed with the SEC on August 16, 2024, Ocean Capital LLC has shared voting and dispositive power with respect to the 1,144,408 shares of common stock held by it; and William Heath Hawk has shared voting and dispositive power with respect to 34,809 shares of common stock held in a joint account of Mr. Hawk and his spouse and the 1,144,408 shares of common stock held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

(2)    The address of the Directors and Officers is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since July 1, 2023, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the 2024 Annual Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST Ocean Capital’s shareholder proposal.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the 2024 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the meeting, only the two nominees receiving the highest number of votes cast at the 2024 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital does not submit valid notice of any director nominations or, if it does, if it withdraws its notice or fails to present such nominations), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Approval of the shareholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the 2024 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2024 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2024 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Other Matters to Come Before the 2024 Annual Meeting

The Directors do not intend to present any other business at the 2024 Annual Meeting nor are they aware that any shareholder intends to do so except as described herein. If, however, any other matters are properly brought before the 2024 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than [●], 2025. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the 2024 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2024 Annual Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than September 17, 2024. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2024 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2024 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of ALPS Fund Services, Inc., in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $[●], plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares of common stock. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $[●], of which approximately $[●] has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Puerto Rico Residents Tax-Free Fund VI, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

Telephone: (787) 764-1788

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the 2024 Annual Meeting, we ask that you please complete, sign and date the proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the 2024 Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this [●]th day of September, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors and the Board of Directors’ nominees are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the 2024 Annual Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Two Directors of the Fund’s Board of Directors” above.

Officers

None of the executive officers of the Fund are Participants.

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” Above.

Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any shares of common stock during the period from September 1, 2022 through September 1, 2024.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any shares of common stock or other securities of the Fund or any parent or subsidiary of the Company;

2.	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2024 Annual Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.	no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since July 1, 2023 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2024 Annual Meeting.

A-1

APPENDIX B: Audit Committee Charter and Qualified Legal Compliance

Committee Charter

ORGANIZATION

There shall be an audit committee (the “Committee”) of the Board of Directors (the “Board”). The Committee shall be composed of a majority of Directors who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a Committee member. The Committee will also serve as the Fund’s “Qualified Legal Compliance Committee.”

The Board, by resolution adopted by a majority of the Directors, may:

1.	Fill any vacancy on the Committee;

2.	Appoint one or more Directors of the Fund to serve as alternate members of the Committee, to act in the absence or disability of members of the Committee with all the powers of such absent or disabled members;

3.	Abolish the Committee at their pleasure; and

4.	Remove any Directors from membership on the Committee at any time, with or without cause.

PURPOSE

The purposes of the Committee are:

1.	to oversee the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the relevant internal controls of the Fund’s service providers, as the Committee deems appropriate;

2.	to oversee the independent audit of the Fund’s financial statements, including the integrity, quality and objectivity thereof;

3.	to oversee the performance of the Fund’s independent registered public accountants (the “Auditor”);

4.	to act as a liaison between the Fund’s Auditor and the Board; and

5.	to oversee compliance with the Code of Ethics for Principal Executive and Senior Financial Officers.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Auditor is responsible for planning and carrying out audits and reviews in accordance with professional standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which they receive information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to such Fund’s Board), and (iii) statements made by the officers and employees of the Fund, the investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the Auditor to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the Auditor’s for auditing, the financial statements.

MEETINGS

The Committee shall meet at least twice each year and more often if necessary. The Committee will meet, as it deems necessary, separately with management, the Auditor and/or members of the Fund’s accounting agent. The Committee shall cause minutes of its meetings to be prepared and submit such minutes to the full Board.

DUTIES OF COMMITTEE

The Committee’s responsibilities include the following:

Auditor Oversight

The Committee shall have the following specific duties and responsibilities, which listing is not intended to limit the authority of the Committee in achieving its purposes:

1.	The Committee shall approve the selection, retention, compensation, or termination of the Auditor. In connection therewith, the Committee shall ensure receipt from the Auditor of a formal written statement delineating the terms of the relationship between the Auditor and the Fund and shall evaluate the independence of the Auditor in light of applicable regulations, SEC guidance and no-action letters and industry standards. During such evaluation, the Committee shall consider, among other things, whether the Auditor provides any consulting, audit or non-audit services to the investment adviser of the Fund or its control affiliates, and the Auditor’s specific representations as to its independence. The Auditor shall promptly report to the Committee any material matters bearing on its independence.

2.	The Committee shall meet with the Auditor, including private meetings, at least once a year and more often if necessary:

a.	to review the arrangements for and scope of the annual audit and any special audits;

b.	to review changes to the audit plan and other matters related to the conduct of the audit which are required to be communicated to the Committee;

c.	to review and discuss the results of the annual audit and the audited annual financial statements (including footnotes and the Auditor’s report) prior to dissemination to shareholders;

d.	to discuss the Fund’s critical accounting policies and practices and alternative treatments within generally accepted accounting principles of policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatments preferred by the Auditor;

e.	to discuss any matters of concern relating to the financial statements or the audit, including any adjustments to such statements recommended by the Auditor, or other results of such audits and any significant accounting difficulties or disagreements between the Auditor and management;

f.	to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto;

g.	to review the form of opinion or report the Auditor proposes to render to the Board and the Fund’s members;

h.	to provide the Auditor the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Auditor and management, such as any management letter, schedule of unadjusted differences or responses to recommendations made by the Auditor in connection with each audit;

i.	to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures, including the relevant internal controls and procedures of the service providers of the Fund;

j.	to discuss with the Auditor any relationships or services disclosed by the Auditor to the Committee that may impact the objectivity and independence of the Auditor;

k.	to receive periodic reports concerning regulatory changes and new accounting pronouncements that may significantly affect the value of the Fund’s assets and its financial reporting;

l.	to receive disclosure from the Auditor regarding services provided by the Auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund’s annual report, to receive an update, in the 90 day period before such filing, of any changes to the previously reported information; and

m.	to discuss with the Auditor any required communication as promulgated by the Securities and Exchange Commission and the Public Company Accounting Oversight Board.

3.	The Committee shall consider material questions of choice presented to the Committee by the Fund’s officers, the service providers or the Auditor, with respect to appropriate accounting principles and practices to be used in the preparation of the Fund’s financial statements;

4.	The Committee shall have the power, to the extent permitted by law, to inquire into any of the Fund’s financial matters. The Committee shall review with management and the Auditor, significant matters arising in the preparation of the annual financial statements and assess with the Auditor whether the financial statements reflect appropriate accounting policies. The questions suggested in Appendix A may be useful to the Committee in performing this review;

5.	The Committee shall inquire of management and the Auditor as to their procedures to assess the representation of securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

6.	For securities valued at “fair value” as determined in good faith under procedures established by the Board, the Committee shall inquire as to Auditor’s conclusions as to reasonableness of procedures, management’s adherence to established “fair value” procedures, and adequacy of supporting documentation;

7.	The Committee shall review with the Auditor, among others, regulatory and other matters that may have a material impact on the Fund’s financial statements, related compliance policies, and programs, as well as reports received from regulators;

8.	The Committee shall review any disputes between the service providers, the Fund’s officers and the Auditor that arise in connection with the audits and/or preparation of the financial statements;

9.	The Committee shall inquire as to management’s and the Auditor’s views about how the Fund’s choices of accounting (including valuation policies) and tax principles and disclosure practices may affect shareholder and public views and attitudes about the Fund; and

10.	Discuss with the Fund’s officers the Fund’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies.

Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Fund. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre- approve any engagement of the Auditor to provide non-audit services to an investment adviser of the Fund or to any affiliate of such investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre- approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Fund’s audit any prohibited non-audit services for the Fund, any investment adviser, or any affiliates of the Fund or such investment adviser. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

Supervision of Management

The Committee shall meet with management of the Fund:

1.	to review the financial statements contained in the annual and semi-annual reports prior to dissemination to shareholders and the scope of the annual audit, including any related matters;

2.	to review any report associated with the certification required for periodic filings received from the President and Treasurer of the Fund;

3.	to receive periodic reports from management concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and its financial reporting;

4.	to review any compliance matter brought to the attention of the Committee; and

5.	to receive any comments from or matters brought to management’s attention by the staff of the Securities and Exchange Commission.

Audit Committee Financial Expert

At least annually, the Board shall determine whether one or more members of the Committee are an “audit committee financial expert,” as such term is defined by the U.S. Securities and Exchange Commission pursuant to rules adopted in connection with Section 407 of the Sarbanes-Oxley Act of 2002, and whether any such expert is not an “interested person” as defined by the 1940 Act. The Board shall authorize related disclosures concerning this matter. The designation of a person as an “audit committee financial expert” shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members.

GENERAL RESPONSIBILITIES

1.	The Committee shall:

a.	have the authority to authorize and oversee investigations into any matters within the Committee’s scope of responsibilities;

b.	consider such other matters as may be referred to it from time to time by the Board and report to the Board regularly and as requested on the performance of its responsibilities and findings;

c.	review this Audit Committee Charter on an annual basis, make any revisions to it as the Committee deems appropriate and consistent with the advice of counsel and propose such revisions for the approval of the full Board; and

d.	have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

2.	The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request.

3.	The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee.

QUALIFIED LEGAL COMPLIANCE COMMITTEE DUTIES

It is the authority and the responsibility of the Committee as the Fund’s Qualified Legal Compliance Committee (“QLCC”):

a.       to receive reports of evidence of a material violation by the Fund or any officer, director, employee or agent of the Fund of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

b.       to the extent the QLCC deems appropriate, to inform the Fund’s President (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

c.       to determine whether an investigation is necessary regarding any report of evidence of a Material Violation and, if the QLCC determines necessary or appropriate, to (i) notify the full Board, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and/or (iii) retain expert personnel;

d.       at the conclusion of the investigation, to the extent the QLCC deems appropriate, to (i) recommend that the issuer implement an appropriate response to evidence of a Material Violation, and/or (ii) inform the CEO and the Board of Directors of the results of the investigation and any remedial measures to be adopted;

e.       to take all other appropriate action as the QLCC may deem appropriate, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement any response that the QLCC has recommended; and

to adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

APPENDIX C: NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Governance and Nominating Committee Membership and Purposes

The Nominating and Corporate Governance Committee (the “Governance Committee”) of the Puerto Rico Residents Tax Free Family of Funds (the “Funds”) shall be composed solely of members of the Board of Directors of the Funds (“Board”) who are not “interested persons” of the Funds (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Governance Committee shall consist of at least three Independent Directors selected by the Board.

The primary purposes of the Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board, and to consider and make recommendations relating to the compensation of Independent Directors.

Duties and Powers of the Governance Committee

1.	The Governance Committee shall coordinate with counsel to the Funds or to the Independent Directors to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and its various committees. The Governance Committee shall report to the Board the findings and recommendations from these evaluations.

2.	The Governance Committee shall periodically review the composition of the Board and each committee thereof and the backgrounds and skill sets of the Board and committee members to determine whether it may be appropriate to recommend adding or removing Directors. The Governance Committee shall propose to the Board and the Independent Directors changes to the number of positions on the Board and each committee. The Governance Committee shall also review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

3.	The Governance Committee shall recommend to the Independent Directors of the Funds the selection and nomination of candidates for Independent Directors, whether proposed to be appointed by the Board or to be elected by shareholders. The Governance Committee may consider recommendations for candidates from any source it deems appropriate. The Governance Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment advisers and other principal service providers. The Governance Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Governance Committee shall consider the nature of and time involved in a candidate’s service on other boards in evaluating whether such service may impair the candidate’s ability to objectively and effectively serve on the Board, and the potential existence of material conflicts of interest. In the absence of contrary information, the Governance Committee is entitled to rely on answers provided in writing by a candidate to a Directors and Officers Questionnaire prepared by counsel to the Funds.

4.	The Governance Committee shall nominate candidates for the various committees for selection by the Board. In determining candidates’ qualifications for committee membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the committee. The Governance Committee shall have the authority to establish policies concerning membership on all committees of the Funds, including rotation of membership and rotation of chairs.

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5.	The Governance Committee shall review at least every two years the compensation paid to Independent Directors, including the appropriateness and amount of any special compensation for specific positions or services, and shall recommend any proposed changes in compensation to the Independent Directors as a group. If special board meetings are held during any year, the Governance Committee will determine whether additional compensation is appropriate on a case-by-case basis. The chair of the Governance Committee may propose an interim review of compensation.

6.	The Governance Committee shall review annually Directors and Officers/Errors and Omissions insurance matters and report its findings and recommendations to the Board.

7.	The Governance Committee shall coordinate the review of all committee charters annually (or more often, if necessary to meet regulatory requirements).

8.	The Governance Committee is empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

9.	The Governance Committee has the authority to retain, at the Funds’ expense, such advisers or experts, as the Governance Committee deems necessary or appropriate to fulfill its responsibilities. If the Governance Committee retains an adviser or, if any, expert, counsel to the Independent Directors shall notify the Independent Chair and the Funds’ Treasurer of the amount of the fees and expenses to be charged for the adviser’s expert’s services (or estimates thereof).

The Governance Committee shall review policy matters affecting the operation of the Board and Board committees no later than every two years and make such recommendations to the Board as deemed appropriate by the Governance Committee for the Board’s approval. As part of its review, the Governance Committee will consider whether the principles and practices have been, and are likely to continue to be, effective in enabling the Board to fulfill its responsibilities. The Governance Committee may also compare current practices to the expectations of shareholders; changes in the law or

10.	regulations; and the practices of other boards in the industry. The Governance Committee shall from time to time recommend to the Board any other policies concerning Board operations.

Operations of the Governance Committee

1.	The Governance Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Governance Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

2.	The Governance Committee shall ordinarily meet in person; however, members may attend telephonically, and the Governance Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

3.	The Governance Committee shall have the authority to meet privately and to admit non- members individually by invitation.

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4.	The Governance Committee may select one of its members to be the chair and may select a vice chair.

5.	A majority of the members of the Governance Committee shall constitute a quorum for the transaction of business at any meeting of the Governance Committee. The action of a majority of the members of the Governance Committee present at a meeting at which a quorum is present shall be the action of the Governance Committee.

6.	Reliance on Third Parties – In discharging their duties the members of the Governance Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Governance Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Governance Committee member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee.

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Governance Committee shall review this Charter at least annually and recommend to the full Board any changes the Governance Committee deems appropriate.

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